                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K




                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported):
                               October 30, 1996



                               PERRIGO COMPANY
              --------------------------------------------------
              (Exact name of registrant as specified in charter)





    MICHIGAN                0-19725                     38-2799573
---------------           -----------                ----------------
(State or other           (Commission                (I.R.S. Employer
Jurisdiction of           File Number)                Identification
 Incorporation)                                           Number)




117 Water Street, Allegan, Michigan                      49010
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
--------------

ITEM 5.   Other Events

        Perrigo Company announced at its Annual Shareholders' Meeting that Larry
D. Fredricks was elected by shareholders to the Board of Directors for a two-year term ending November 1998. With the election of Mr. Fredricks, the company fills a new position and increases Board membership to nine.

        Mr. Fredricks has been Executive Vice President and Chief Financial Officer of First Michigan Bank Corporation, a multi-bank holding company located in Holland, Michigan, since January 1995 and also served as Senior Vice President and Chief Financial Officer from May 1991 to January 1995.

                                  SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By:  /s/Steve M. Neil
                                             ----------------
Dated: Oct. 30, 1996                         Steve M. Neil
                                             Vice President-Finance, Treasurer
                                             and Chief Financial Officer